Guaranteed Preferred Beneficial Interests In First Horizon's Junior Subordinated Debentures	12 Months Ended
Dec. 31, 2013
Junior Subordinated Debenture Owed To Unconsolidated Subsidiary Trust [Abstract]
Guaranteed Preferred Beneficial Interests In Junior Subordinated Debentures [Text Block]

Note 11 – Guaranteed Preferred Beneficial Interest in First Horizon's Junior Subordinated Debentures

In 2004 First Tennessee Capital II (“Capital II”), a Delaware business trust wholly owned by FHN, issued $200 million of Capital Securities, Series B at 6.30 percent per annum. The proceeds were loaned to FHN as junior subordinated debt. FHN has, through various contractual arrangements, fully and unconditionally guaranteed all of Capital II's obligations with respect to the capital securities. The sole asset of Capital II is $206 million of junior subordinated debentures issued by FHN. These junior subordinated debentures also carry an interest rate of 6.30 percent. Both the capital securities of Capital II and the junior subordinated debentures of FHN will mature on April 15, 2034; however, FHN has the option to redeem both prior to maturity. The junior subordinated debentures are included in the Consolidated Statements of Condition in Term borrowings (see Note 10 – Term Borrowings). At year end, the capital securities fully qualified as Tier 1 capital. Tier 1 capital treatment for these securities will begin phasing out after 2014 and entirely after 2015.

In 1996 First Tennessee Capital I ("Capital I"), a Delaware business trust wholly owned by FHN, issued $100 million of Capital Securities, Series A at 8.07 percent. Under regulatory capital guidelines, the capital securities qualified as Tier 1 capital. In January 2011, FHN redeemed the associated subordinate debentures and capital securities in full. The redemption notice was provided in December 2010, at which point the capital securities were no longer eligible for Tier 1 capital treatment.